UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TOGA LIMITED
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

TOGA LIMITED Special Meeting of Stockholders [______] Pacific Time or [_____] (Malaysia Time) Notice and Proxy Statement

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On [PST DATE] at 9 a.m., PST or [MALAYSIA DATE] at _:00 a.m., Malaysia Time.

Dear Stockholders of Toga Limited:	[______ ___, 2022]

You are cordially invited to attend the Special Meeting of Stockholders (“Stockholder Meeting”) of Toga Limited, a Nevada corporation (“Toga” or the “Company”), to be held on [PST DATE] at 9:00 a.m. or [MALAYSIA DATE], at _:00 a.m., Malaysia Time.

The Stockholder Meeting will be completely virtual and conducted via live audio webcast because of the public health impact of the coronavirus (“COVID-19”) pandemic to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the Stockholder Meeting by first registering at [_______]. You will receive a meeting invitation by email with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions. We believe that hosting a virtual meeting provides expanded access, improved communication and cost savings for our stockholders and the Company.

We are holding the Stockholder Meeting for the following purposes, which are more fully described in the Proxy Statement (this “Proxy Statement”) accompanying this Notice:

1. To elect five (5) directors to the Company’s Board of Directors;

2. To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K (the “say-on-pay vote”); and

3. To transact such other business as may properly come before the Stockholder Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on [PST DATE] are entitled to notice of, and to vote at, the Stockholder Meeting or any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials (“Notice”) will be mailed to the Company’s stockholders. The Notice, Proxy Statement and form of proxy card are being distributed and made available on the Internet on or about [PST DATE] at [link]. You may request a paper or e-mail copy of the proxy materials with important information, which are available upon request by telephone at (____)-____-_____], by e-mail at [________@____.com], or by visiting [link].

You may cast your vote over the Internet, by telephone or by completing and mailing a proxy card to ensure that your shares will be represented. Your vote by proxy will ensure your representation at the Stockholder Meeting regardless of whether or not you participate in the virtual Stockholder Meeting. Returning the proxy does not deprive you of your right to participate and vote your shares electronically at the Stockholder Meeting.

By Order of the Board of Directors,

/s/

Alex Henderson

Chairman of the Board of Directors

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TOGA LIMITED

515 S. Flower Street 18th floor

Los Angeles, California 90071

THIS PROXY STATEMENT AND

FORM OF PROXY ARE AVAILABLE AT

[__________]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

[___] at 9:00 a.m. Pacific Time, or [___], at 9:00 a.m., Malaysia Time

Whether or not you expect to attend the Stockholder Meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability of Proxy Materials (and the proxy card available therein) that you received in the mail.

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TOGA LIMITED

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To be held [DATE] 9:a.m. Pacific Time or [DATE] _:_.m. Malaysia Time

This Proxy Statement and the enclosed proxy card are provided by the Board of Directors of Toga Limited, a Nevada corporation, (our “Board”) for use at the Special Meeting of Stockholders (the “Stockholder Meeting”) to be held on [PST DATE] at 9:00 a.m., PST or [MALAYSIA DATE], at _:00 _.m., Malaysia Time, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. References in this Proxy Statement to “Toga,” “we,” “us,” “our,” or the “Company” refers to Toga Limited.

The Stockholder Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to virtually attend the Stockholder Meeting by registering at [LINK].

This Proxy Statement and the enclosed proxy card are available at [LINK]. With respect to the Stockholder Meeting or stockholders’ meetings generally, please contact Alex Henderson, our Chairman of the Board of Directors at (___) ___-____ (domestic) or +_________ (international), or by email at info@togalimited.com, to request a copy of the proxy statement, proxy card, or to obtain information regarding such meeting.

Background information about the Company, its subsidiaries and operations are incorporated herein by reference to the section below under the heading “GENERAL.”

What is a proxy?

A proxy is a person you legally designate to vote your shares for you in your absence. We have assigned Alexander Henderson to act as proxy for the Stockholder Meeting. By submitting your proxy card, you authorize Mr. Henderson to vote your shares. He will vote according to your voting instructions, or if you provide no instructions on how to vote your shares, Mr. Henderson will vote your shares “Against” the Proposal 1 and “For” the Proposal 2 described below.

Why am I receiving these materials?

You are receiving this Proxy Statement so that you may cast an informed vote either by proxy or at the Stockholder Meeting. This Proxy Statement provides you with information on the matters to be voted on at the Stockholder Meeting, as well as instructions on how to vote.

The Company is initiating the preparation and delivery of this Proxy Statement solely at the request of Michael Toh Kok Soon, who nominated a slate of five (5) prospective directors (including himself) for election to the Company’s Board. The current Board opposes the election of Mr. Toh’s designees. Mr. Toh, the Company’s former Chief Executive Officer and President and its former Chairman of its Board of Directors, sued the Company in two separate lawsuits in Nevada to compel the holding of this Stockholders Meeting and to have this vote (the “Toh Cases”). The Company and Mr. Toh entered into a stipulation in the Toh Cases whereby litigation in the Toh Cases would not progress so long as Mr. Toh has the opportunity to put forward his own slate of directors. The Company has thus prepared this Proxy Statement and submits it to stockholders in order to comply with the stipulation after review by the U.S. Securities and Exchange Commission (“SEC”).

In accordance with SEC rules, we may furnish proxy materials, including this proxy statement, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, we are sending the Notice to our stockholders of record and beneficial stockholders as of [DATE], which is the record date for the Stockholder Meeting (the “Record Date”).

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What am I voting on?

The items below are scheduled for the Stockholder Meeting.

(i)	Election of five (5) directors to the Company’s Board;

(ii)	Advisory “say-on-pay” vote; and

(iii)	Any other business that properly comes before the Stockholder Meeting, any postponement or adjournment thereof (none anticipated).

What are my voting choices for each Proposal, and what are the Board’s voting recommendations?

Proposal	Board Recommendation	Voting Choices		Vote Required for Adoption	Effect of Abstentions	Effect of Broker Non-Votes

1 – Election of Director Nominees	AGAINST each nominee	•	Vote “Against” any or all of the nominees listed	Plurality of the votes of the shares present in person or by proxy and entitled to vote at the Stockholder meeting	No effect	No effect
		•	Vote “For” any or all of the nominees listed
		•	Vote “Withhold” to withhold your vote for any or all of the nominees listed

2 – Approval of the compensation of our named executive officers	FOR	•	Vote “For” the approval of the compensation of our named executive officers	Approved, on a non-binding advisory basis, if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	No effect
		•	Vote “Against” the approval of the compensation of our named executive officers
		•	Abstain from voting on this proposal

What is the basis for the Board’s voting recommendations?

The reason for preparing and delivering this Proxy Statement, without having completed annual report is to comply with the stipulation reached in the Toh cases. Mr. Toh has nominated five (5) prospective directors (including himself) for election to the Board. The current Board opposes the election of Mr. Toh’s nominees. Mr. Toh is the Company’s former Chief Executive Officer, former President and Chairman of the Board of Directors. After being terminated from these positions for the reasons described herein below, Mr. Toh brought a lawsuit against the Company to compel this Shareholder Meeting. During litigation in the Toh Cases, the Company and Mr. Toh entered into a stipulation that stopped the Toh Cases from progressing so long as Mr. Toh has the opportunity to put forward his own slate of directors for election to the Company’s Board. Accordingly, we are providing you with this Proxy Statement to comply with the provisions of the stipulation.

Mr. Toh has advised the Board that he intends to cause the Company to enter into a transaction or series of transactions that would have the effect of transferring all or substantially all of the assets of the Company (potentially including the shares of the Company’s various subsidiaries) to a foreign entity for the purpose of facilitating foreign business activity (the “Toh Plan”).  There is ambiguity regarding the means by which the Toh Plan would take place based on Mr. Toh’s characterizations of the prospective transactions that might be involved in the Toh Plan.  Mr. Toh has provided a response to the characterizations in this Proxy Statement, which is attached hereto as Appendix A (“Mr. Toh’s Response”). Mr. Toh maintains a version such plans despite knowing that Malaysian counsel specifically advised the Company that such actions would likely be prohibited under Malaysian law. Mr. Toh is also aware that there is an ongoing informal SEC investigation of the Company. The investigation, includes but is not limited to relates to, among other things, the Company’s operations, its restatement of certain previously filed financial statements, its lack of adequate internal controls over its operations and its lack of financial statements for fiscal years ending July 31, 2020, and 2021, as well as for all interim quarterly periods since the third quarter of fiscal 2020.

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Before the lawsuit was brought, the Company was made aware of the Toh Plan through numerous conversations and correspondences with Mr. Toh and others throughout the 2021 calendar year. A majority of the Board members, including all of the independent directors, maintain that the Toh Plan, if carried out would be an ultra vires act; that the proposed consideration, suggested by Mr. Toh, for the proposed transaction, is inadequate; and lastly that certified audits approving the proposed transaction would constitute a breach of the Board’s fiduciary duties owed to the Company and its shareholders.

Mr. Toh, without Board approval, sought out new audit firms to potentially replace Marcum LLP (“Marcum”), the Company’s current auditor. The Company believes that Mr. Toh hopes to replace the current Board to facilitate replacing Marcum so that the Company may obtain audited financial statements without obtaining records that Marcum has specifically identified as necessary. Marcum advised the Company that it cannot complete the audits without first obtaining certain material financial information regarding the Company’s operations. Such information pertains to the Company’s historical and current business operations and activities in the People’s Republic of China (the “PRC”).

The Company’s Audit Committee charter vests the Audit Committee with the sole authority to select and oversee the Company’s audit function, including selection and oversight of its independent registered public accounting firm. The Audit Committee designated Iain Bratt, a director and Alex Henderson, the Chairman of the Board, to interview Mr. Toh’s proposed candidates. Messrs. Bratt and Henderson concluded, after having discussions with the respective firms, that neither proposed audit firms would be able to complete the audits as required by various SEC rules, nor did they have a plan to complete the audits without the same information required by Marcum.

The Audit Committee made clear to Mr. Toh that it will not retain a new audit firm to replace Marcum unless such prospective new audit firm first provides comfort to the Audit Committee and the Board on the matters discussed herein. Such comfort would need to make clear how the new audit firm will be able to complete and certify the Company’s audited financial statements without having access to the information that Marcum has deemed necessary. The Audit Committee has provided Mr. Toh multiple opportunities since July 31, 2021, to either provide such comfort or comply with Marcum’s requests for information, but neither Marcum, the Board nor its Audit Committee has received any such explanation from any prospective audit firm proposed by Mr. Toh.

Failing to provide necessary information to the Company’s auditors has prevented the Company from filing its required 2020 Annual Report on Form 10-K, causing the Company to become delinquent in its reporting obligations under SEC rules. This same issue has also prevented completion of our 2021 audit, preventing the Company from filing its 2021 Annual Report on Form 10-K, and causing the Company to fall further into delinquency. Mr. Toh’s inability to adequately address the disclosure issues and his obstruction over resolving the Company’s ongoing audit issues (by either refusing or being unable to obtain the required business records), is what prompted Mr. Henderson, our former Chief Financial Officer (“CFO”), to resign, thus requiring the Company to file a Current Report on Form 8-K with the SEC on November 26, 2021. By entering into agreements without Board approval with vendors that are incapable or unwilling to provide necessary accounting records of the Company that the Company requires, the independent directors concluded that Mr. Toh breached his fiduciary duty to the Company, violating principles of internal controls and proper corporate governance. The revenue under the agreements in question became significant, putting a substantial portion of the Company’s cash flows (nearly 80%) outside of the Company’s immediate control and instead within the control of an unknown entity in a foreign jurisdiction.  Performing and continuing to perform the contracts under these circumstances was, in the Board’s view, a further breach of Mr. Toh’s fiduciary duty. As a result, the Board terminated Mr. Toh as the Company’s CEO and President, as well as removing him as the Company’s Chairman of the Board of Directors. Had the law allowed it, the Board would have also removed him from the Board altogether. Despite this, Mr. Toh has continued, at least through the date hereof, to improperly hold himself out as the Company’s CEO, President and Chairman of the Board of Directors.  As of February 28, 2022, Mr. Toh was listed on a Company website that he controls, and which the Board does not control, publicly listing him as “Chairman / President / Director / CEO / Founder,” and the Board has received e-mails as of that same date in which Mr. Toh’s signature indicates that he is currently the “CEO, President, Chairman and Director of TOGA LIMITED.”

The Board believes that the Company’s failure to remain current in its SEC reporting obligations rests solely with Mr. Toh. He unilaterally and without consultation caused our subsidiaries to enter into agreements with certain vendors in the PRC whom Mr. Toh knew or should have known were unable or unwilling to produce the documents necessary for audit compliance. Mr. Toh did so while failing to inform the Board or discuss same, in accordance with normal corporate governance practices. He also failed to consult with the Company’s CFO, U.S. corporate counsel or Marcum prior to executing the agreements. Because Mr. Toh effectively concealed the agreements, the Board was not given an opportunity to learn whether the vendors would provide the crucial documents necessary for the Company to fulfill its obligation as a public company until Marcum requested the agreements, and after numerous inquiries, were advised could not be provided. The independent Board members believe that this was gross negligence or deliberate concealment by Mr. Toh.

Mr. Toh is aware of the current Board and Audit Committee’s opposition to replacing Marcum as the Company’s auditor. Rather than causing the Company to produce information Marcum identified as necessary but missing or withheld, the independent board members believe that Mr. Toh instead hopes to install a new board comprised of his personally selected directors. With such a new board installed, the current Board believes that Mr. Toh will either complete the transactions incident to the Toh Plan or attempt to retain a new audit firm. Either such action would, in the current Board’s opinion, be a breach of fiduciary duty. The current Board’s view is that the directors whom Mr. Toh believes would take such action are those nominees put forward in this proxy statement. As such, the current Board does not support any nominee presented here and recommends that you vote “AGAINST” each nominee.

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How can I access the proxy materials over the Internet?

The Notice, proxy card and voting instruction form included with the proxy materials will contain instructions on how to view the proxy materials on the Internet. Electronic copies of this Proxy Statement are available at [LINK].

Why are we holding a virtual Stockholder Meeting?

The Stockholder Meeting will be virtual to expand convenient access to, and enable participation by, stockholders from any location around the world. We believe the virtual format encourages attendance and participation by a broader group of stockholders, while also reducing the costs and environmental impact associated with an in-person meeting. In addition, we also believe that it is appropriate given global health concerns associated with the COVID-19 pandemic. The virtual Stockholder Meeting will allow our stockholders to listen, vote and submit questions.

How can I sign up for the electronic proxy delivery service?

The Notice and proxy card voting instruction form included with the proxy materials will contain instructions on how to request electronic delivery of future proxy materials. Choosing to receive your future proxy materials by email will eliminate the cost of printing and mailing documents and will reduce the associated environmental impact. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the Stockholder Meeting?

You can vote if, as of the close of business on [DATE pacific time], you were a stockholder of record of our common stock, par value $0.0001 per share (our “Common Stock”), our only series of common stock issued and outstanding. On the Record Date, there were [NUMBER] shares of our Common Stock issued and outstanding.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Action Stock Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Stockholder Meeting or vote by proxy. Whether or not you plan to participate in the virtual Stockholder Meeting, we urge you to vote by written proxy or the Internet to ensure your vote is counted. Even if you vote by proxy, you may still vote if you are able to participate in the virtual Stockholder Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Stockholder Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The election of directors under Proposal 1, the advisory say-on-pay vote under Proposal 2, and the approval of the grant of authority to our Board to adjourn the Stockholder Meeting, if necessary or appropriate, under Proposal 3 are “non-discretionary” items.

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You are also invited to participate at the virtual Stockholder Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Stockholder Meeting unless you request and obtain a valid proxy from your broker or other agent. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Stockholder Meeting (but will not be able to vote your shares during the meeting) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at [LINK].

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of our Common Stock that you own as of the Record Date.

How can I attend and participate in the Stockholder Meeting?

The Stockholder Meeting will be a completely virtual meeting of stockholders conducted exclusively via live audio webcast. You will be able to attend the Stockholder Meeting by first registering at [LINK]. To vote at the Stockholder Meeting, you will need the 11-digit control number included on your Notice, proxy card or voting instruction form. The Stockholder Meeting will begin promptly at 9:00 a.m. Pacific Time on [DATE] or [DATE] at _:00 p.m., Malaysian time. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 30 minutes prior to the start of the Stockholder Meeting, and you should allow ample time to ensure your ability to access the meeting.

We will hold our question-and-answer session with management immediately following the conclusion of the business to be conducted at the Stockholder Meeting. You may submit a question in advance of the Stockholder Meeting during the registration process by visiting [LINK].

You may submit a question at any time during the Stockholder Meeting by typing the questions into the questions box on the screen once the virtual meeting starts. The Chairman of the Stockholder Meeting has broad authority to conduct the Stockholder Meeting in an orderly manner.

What if I have technical difficulties or trouble accessing the virtual Stockholder Meeting website during the check-in time or during the Stockholder Meeting?

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, send an email to: info@togalimited.com or call is (949) 333-1603 or [PHONE NUMBER] (international) for assistance.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●

Electronically at the Stockholder Meeting. You may vote your shares electronically at the Stockholder Meeting by using the control number on your Notice, proxy card, or voting instruction form and following the instructions provided to you once you join the Stockholder Meeting. If you have already voted previously by telephone or Internet, there is no need to vote again at the Stockholder Meeting unless you wish to revoke and change your vote. The voting link is: [LINK].

●	By Internet. To vote by proxy via the Internet, simply follow the instructions described on the notice or proxy card.
●

By Mail. To vote by mail using the proxy card, simply print, complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Stockholder Meeting, we will vote your shares as you direct.

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Whether or not you plan to participate in the virtual Stockholder Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still participate in the virtual Stockholder Meeting and vote at the virtual meeting even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

•

By Internet. You may vote through the Internet only if your broker, bank, or other agent makes these methods available, in which case the instructions will be included with the proxy materials. If you want to vote electronically at the virtual Stockholder Meeting, you must obtain a valid proxy from your broker, bank, or other agent, follow the instructions from your broker, bank or agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

•	By Mail. You should have received a Notice of Internet Availability indicating where you can access a proxy card and voting instructions with these proxy materials from the broker, bank or other agent holding your shares rather than from us. To vote by mail, simply print, complete and promptly mail the proxy card or voting instruction form to ensure that your vote is counted.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking voting selections for the specific proposals, your shares will be voted:

•	AGAINST each nominee listed under Proposal 1; and

•	FOR the compensation of our named executive officers under Proposal 2.

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker, bank, or other agent?

If you fail to complete a proxy card or provide your broker with voting instructions at least ten days before the Stockholder Meeting, your broker will be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any other routine or discretionary matter for which you did not provide voting instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

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What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other stockholder meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other stockholder meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or the Company. The Company undertakes to promptly deliver on request, a separate copy of the proxy statement or Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the document was delivered. Direct your written request to Toga Limited at [E-MAIL ADDRESS] or by calling is (949) 333-1603. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

How do I change or revoke my proxy?

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Stockholder Meeting or at the virtual Stockholder Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to us stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is delivered before or at the Stockholder Meeting, by voting again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Stockholder Meeting will be counted), or by virtually attending the Stockholder Meeting and voting electronically.

Who will count votes?

Votes will be counted by the inspector of elections appointed by the Board of Directors for the Stockholder Meeting. The inspector of elections will also determine the number of shares outstanding, the voting power of each, the number of shares represented at the Stockholder Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

Holders of a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business and must be present at the Stockholder Meeting (virtually attending in person or represented by proxy) in order for us to hold the Stockholder Meeting and conduct business. On the Record Date, there were [NUMBER] outstanding shares of our Common Stock entitled to vote. Thus, [NUMBER] shares of our Common Stock must be present at the Stockholder Meeting (virtually attending in person or represented by proxy) to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote virtually at the Stockholder Meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement. If there is no quorum, a majority of the shares entitled to vote and present at the Stockholder Meeting (virtually or represented by proxy) may adjourn the meeting to another date.

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How can I find out the results of the voting at the Stockholder Meeting?

We will announce preliminary voting results at the Stockholder Meeting. We will report the final voting results in a Current Report on Form 8-K that we expect to file with the SEC within four business days following the date on which such results become final.

When are stockholder proposals for the next stockholder meeting due?

Any stockholder who desires to present proposals (including nominations for director candidates) to the next stockholder meeting, and to have such proposals set forth in the proxy statement or information statement mailed in conjunction with such stockholder meeting, must submit such proposals to the Company, per the Bylaws, not earlier than the close of business on the one hundred twentieth (120th) day prior to such stockholder meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such stockholder meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company, which we consider a reasonable time for such submission before we begin printing and delivering our proxy materials for the next stockholder meeting. All stockholders’ proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Bylaws. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Stockholders may write to Alexander Henderson, Chairman of the Board of Directors, at the Company’s principal executive office, 515 S. Flower Street, 18th floor, Los Angeles, California 90071, to deliver the stockholders proposals and stockholder nominations discussed above.

GENERAL

Our Company

Toga Limited (“Toga,” the “Company,” “we,” “our,” or “us”) is a Nevada holding company with its corporate headquarters in Los Angeles, California, that conducts its business through its partially and wholly owned subsidiaries, all of which operate exclusively in Asia, and most recently primarily in the PRC. We have two lines of business. The first is our technology business, in which we have developed a social media app called “Yippi” or the “Yippi App.” The Yippi App is a mobile application with a focus on enabling people to connect and share with friends and family on the app. Our second business consists of products based on traditional, eastern wellness principles that we market and sell under our “Eostre” brand through a direct marketing network.

Corporate History

We were incorporated on October 23, 2003, pursuant to the laws of the State of Delaware under the name Fashionfreakz International Inc., which we later changed to Blink Couture, Inc. From 2003 until 2008, our principal business was the online retail marketing of trendy clothing and accessories produced by independent designers, with headquarters based in Canada. From 2008 until 2017, the Company’s business plan consisted of exploring potential targets for a business combination. On July 22, 2016, we changed our name to “Toga Limited.” In July 2018, we changed our state of incorporation to the State of Nevada.

We have had two stock splits. On September 11, 2017, we effected a forward-split of all of the outstanding shares of our common stock, par value $0.0001 per share, at the rate of fifty shares for every one share (1:50). On June 5, 2019, we effected a reverse-split of all the outstanding shares of the common stock at the rate of one share for every ten shares (10:1). For ease of reference, all share amounts, and prices contained herein reflect the effect of the reverse stock split. On September 11, 2020, we filed Amended and Restated Articles of Incorporation (the “A&R Articles of Incorporation”) with the Secretary of State of the State of Nevada for the purpose of dividing and designating the 1,000,000,000 shares of the common stock into two classes, consisting of 500,000,000 shares of Class A voting common stock, par value $0.0001 per share (referred to herein as our “Common Stock”), and 500,000,000 shares of Class B non-voting common stock, par value $0.0001 per share (our “Class B Common Stock”), none of which are currently issued and outstanding.

Our principal executive offices are located at 515 South Flower Street, 18th Floor, Los Angeles, California 90071. Our telephone number is (949) 333-1603. Our internet address is https://togalimited.com/.

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Subsidiaries

In September 2017, we formed TOGL Technology Sdn. Bhd. (“TOGL Technology”), a wholly owned subsidiary located in Malaysia. In May 2018, TOGL Technology opened a branch office in Taiwan. The Company suspended operations of its Taiwan branch in July 2020 due to the novel coronavirus (“COVID-19”). TOGL Technology offers technology and professional services to facilitate the use of technology by enterprises and end users. These services include software development, integration, maintenance, mobile services, and web applications. TOGL Technology also provides development of, and upgrades to, our mobile application, the Yippi App.

In November 2017, we formed PT Toga International Indonesia (“PT Toga Indonesia”), a majority-owned subsidiary located in Indonesia. We own a 95% interest in PT Toga Indonesia. The remaining portion is owned by three individuals who are employed by our subsidiaries. PT Toga Indonesia sells our “Eostre” branded health-related and facial products via retail stores or through direct selling independent sales agents at exhibitions and healthy introduction seminars.

In January 2019 TOGL Technology formed a wholly owned subsidiary, Toga Vietnam Company Limited (“Toga Vietnam”), located in Vietnam. Toga Vietnam provides customer services support for Yippi users located in Vietnam.

In May 2019, TOGL Technology, formed a majority-owned subsidiary, PT TOGL Technology Indonesia (“PT TOGL Indonesia”), located in Indonesia. TOGL Technology owns a 67% interest in PT TOGL Indonesia. PT TOGL Indonesia provides technology and professional services to facilitate the use of technology by enterprises and end users. These services include software development, integration, maintenance, mobile services, and web applications.

In June 2019, TOGL Technology acquired 100% of the issued and outstanding shares of WGS Discovery Tours and Travel (M) Sdn. Bhd., a Malaysian based company (“WGS”). WGS manages our travel, hotel, and flight feature (“TogaGo”) offered through the Yippi App.

In June 2020, Michael Toh Kok Soon (“Mr. Toh”), our former Chief Executive Officer, President and former Chairman of the Board of Directors, Roy Lim Jun Hao (“Mr. Lim”), TOGL Technology’s Deputy Executive Officer, and we collectively acquired 65% of the issued and outstanding shares of Eostre Bhd., a Malaysia corporation (“Eostre Bhd.”). The Company intends to acquire the remaining 35% of the issued and outstanding shares of Eostre Bhd. in a second phase, “Phase 2.” This “Phase 2” portion began February 21, 2021; however, the Malaysian Ministry of Trade is awaiting the Company to become current with all of its delinquent annual and quarterly reports to be filed with the SEC prior to approving the “Phase 2” portion of this acquisition. Based upon the events discussed above under the heading Recent Events, the Company can give no assurance that this can ever be accomplished.

Recent Events

The Company has been working, through the Board, toward gaining current reporting status with the SEC. Our Board is currently chaired by Alex Henderson, our former CFO, and consists of Iain Bratt, Shemori Guinn, Jim Lupkin and Michael Toh Kok Soon. Becoming current requires filing multiple past-due periodic reports with the SEC. The Company filed its Annual Report on Form 10-K for the year ended July 31, 2019, with the SEC on November 14, 2019 (the “Original 2019 Annual Report”). We also filed the 10-Qs for the fiscal quarters ending October 31, 2019, January 31, 2020, and April 30, 2020.

In the course of preparing the Annual Report on Form 10-K for the year ended July 31, 2020 (the “2020 Annual Report”), the Company’s management identified certain errors requiring amendments to the Original 2019 Annual Report. From June 12, 2020, through April 26, 2021, we filed three amendments to the Original 2019 Annual Report to correct such errors.

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 While preparing for the 2020 Annual Report in March or April 2021, our auditors, Marcum, informed the Board that they could not complete the necessary audit for the 2020 fiscal year. The reasons for this were because the Company’s financial statements lacked necessary back-up bank statements, and the Company’s subsidiary entities were unable to provide various business contracts and bank records to Marcum for verification. This stemmed in large part from inadequate internal controls within the Company’s subsidiaries. The Company thus could not obtain audited financial statements required under the Exchange Act with respect to the 2020 and later the 2021 Annual Reports or any further periodic reports going forward.

In or about July 12, 2021, the Company received a legal opinion indicating that Mr. Toh’s utilization of the Company’s subsidiary entities for certain activity could be deemed unlawful in the PRC. In response to this opinion, and given that the Company could not be audited, Mr. Henderson provided the Board with a signed letter of resignation for his position as CFO on July 30, 2021. Mr. Henderson determined that as the CFO responsible for overseeing the finances of the Company, he could not ethically continue as CFO without violating the Company’s Code of Conduct or his employment agreement. As a result, Mr. Henderson provided the Company with 30 days to clean-up the operations in the PRC or accept his resignation as of August 29, 2021. The Company made no changes to its operations in the PRC, and as such, Mr. Henderson’s employment as CFO terminated effective August 29, 2021, and he sought his contractual compensation due under his Employment Agreement. Mr. Henderson remains a director of the Company.

During Board meetings which took place between August 2021 and September 2021, the Board authorized a partial settlement for $445,607 in compensation owed to Mr. Henderson as a result of his employment being terminated for “good reason” under his Employment Agreement. Mr. Toh did not participate in the board meetings authorizing such settlement and requested that such money be returned to the Company on September 3, 2021.

Separately, on September 8, 2021, Mr. Toh circulated a draft notice (the “Toh Notice”) to the Board by email, calling for a proposed virtual Special Meeting to be held via telephone/internet on October 25, 2021, at 6 p.m. PDT. The members of the Board of Directors other than Mr. Toh determined that the Toh Notice and proposals contained therein violated the Company’s Bylaws, SEC rules and Nevada law. In addition, Mr. Toh filed suit in the state of Nevada on September 23, 2021, against the Company and Mr. Henderson alleging a number of claims for relief including but not limited to injunctive relief, breach of contract and breach of fiduciary duties. Thereafter, Mr. Toh filed an Ex Parte Application for Temporary Restraining Order and Motion for Preliminary Injunction on September 28, 2021 (the “Motion”). Within the Motion, Toh sought an order restraining the Independent Directors from: (1) interfering with the conducting of a Special Stockholders Meeting; (2) conducting a meeting of the board of directors prior to the aforementioned Special Stockholders Meeting; (3) removing Mr. Toh as an officer and director or otherwise changing the executive structure of the Company; (4) removing or transferring funds belonging to the Company; or (6) taking further action to interfere with the operations and management of the Company.

On September 24, 2021, the Board voted to remove Mr. Toh as the Chairman of the Board of Directors and as the CEO and President of the Company, effective immediately. At such meeting, Mr. Henderson was appointed to serve as the new Chairman of the Board.

Upon hearing the case, on October 7, 2021, the Court denied Mr. Toh’s request in its entirety.  Subsequently the parties to the Toh Cases entered into a stipulation which included a provision that the Company would hold a meeting for the election of the directors, which resulted in preparation of this proxy statement.

In the interim, the Company learned on April 1, 2021, that the SEC initiated an informal investigation of the Company, which is ongoing. The SEC has requested documentation from the Company in connection with such investigation, as well as seeking interviews with certain people, including Messrs. Toh and Henderson.

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Item 12. Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of July 15, 2021, certain information with respect to the beneficial ownership of shares of our Common Stock by (i) each of our directors (including director nominees), (ii) each of our named executive officers, (iii) our directors and executive officers as a group, and (iv) each stockholder known by us to be the beneficial owner of more than 5% of our outstanding Common Stock.

Name and Address	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent Owned (%)(2)
Michael Toh Kok Soon c/o Toga Limited, 515 S. Flower Street 18th Floor, Los Angeles, CA 90071	Common Stock	24,227,546	26.62%

Alexander Henderson c/o Toga Limited, 515 S. Flower Street 18th Floor, Los Angeles, CA 90071	Common Stock	0	*

Iain Bratt c/o Toga Limited, 515 S. Flower Street 18th Floor, Los Angeles, CA 90071	Common Stock	961	*

Jim Lupkin c/o Toga Limited, 515 S. Flower Street 18th Floor, Los Angeles, CA 90071	Common Stock	961	*

Shemori BoShae Guinn c/o Toga Limited, 515 S. Flower Street 18th Floor, Los Angeles, CA 90071	Common Stock	961	*

Stanley Seow	Common Stock	0	*

Chong Sheng Quan	Common Stock	0	*

Chuan Ming Zhe	Common Stock	0	*

Chung Meng Chow	Common Stock	0	*

Lim Jun Hao 18-7 6 Ceylon, No. 6 Jalan Ceylon Kuala Lumpur, Malaysia 50200	Common Stock	5,017,671	5.51%

ADD FINAL NOMINEE	Common Stock	xxx	xxx %

All executive officers, directors, and nominees as a group (11 persons) (3) (4)	Common Stock	30,214,761	33.19%

Beneficial owner of more than 5% (none)

___________

* Represents less than 1%.

(1)

Except as otherwise indicated, we believe that the beneficial owners of the shares of our Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares subject to community property laws, where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Percentage of Common Stock is based on 91,014,201 shares of our Common Stock being issued and outstanding as of July 15, 2021.

(3)	Includes Steve Tan See Kuy and Edward Ng Boon Chee, as well as the other listed directors, director nominees, and named executive officers.

(4)	This beneficial ownership table is current as of July 15, 2021.

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Change-in-Control Arrangements

We do not know of any arrangements, which may, at a subsequent date, result in a change-in-control.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth certain compensation awarded to, earned by, or paid to the following “named executive officers,” which is defined as follows:

(a)	all individuals serving as our principal executive officers during the year ended July 31, 2021; and

(b)	each of our two other most highly compensated executive officers who were serving as executive officers at the end of the year ended July 31, 2021.

We did not have any individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer as of the fiscal year ended July 31, 2020.

The amounts disclosed below have been presented in U.S. dollars by converting the amounts from Malaysian Ringgit at the exchange rate as of July 31, 2021, and 2020.

Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Michael Toh Kok Soon	2021	337,454	37,500	-	-	-		374,954
Chairman of our Board, Chief Executive Officer	2020	379,121	35,714	767,190		-		1,182,190

Alex Henderson	2021	180,000		-	180,000	-		360,000
Chief Financial Officer, Secretary, Treasurer, and a Director	2020	180,000			134,855	-	-	214,855

Edward Ng Boon Chee	2021	55,586	5,000	-	-		-	60,586
Chief Operating Officer- TOGL Technology	2020	102,370	4,705	535,920	-	-	-	642,995

____________

(1)

For valuation purposes, the dollar amount shown is calculated based on the grant date fair value computed in accordance with FASB ASC Topic 718. The number of shares granted, the grant date, and the market price of such shares are set forth below.

(2)	The disclosed amount for stock option awards reflects the fair value of the stock option awards that were earned during fiscal 2021 and 2020 in accordance with FASB ASC Topic 718.
(3)

During the year ended July 31, 2021, we granted Mr. Henderson options to purchase up to 6,792 shares of our Common Stock at an exercise price of $0.20 per share. The options were granted over the first and second quarters, with one-third of the options vesting every 30 days. The value of the options was $88,059 based on the Black-Scholes-Merton model. On March 25, 2020, we redeemed stock options to purchase up to 18,792 shares of our Common Stock from Mr. Henderson (representing a portion of the stock options previously granted to Mr. Henderson in the years ending July 31, 2019, and 2020, for an aggregate purchase price of $156,537.

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Narrative Disclosure to Summary Compensation Table

Michael Toh Kok Soon

During the fiscal year ended July 31, 2021, we paid a base salary of approximately $337,454 to Michael Toh Kok Soon, our former Chairman, Chief Executive Officer and President, and a bonus of $37,500. During the fiscal year ended July 31, 2020, we paid a total salary of $379,121 and a bonus of $35,714 to Mr. Toh.

We issued the following stock-based compensation to Mr. Toh during fiscal 2021 and 2020:

Grant Date	Number of Shares of our Common Stock	Price Per Share	Aggregate Value
November 7, 2019	57,253	$13.40	$767,190
February 22, 2019	63,051	$9.00	$567,459
May 28, 2019	50,700	$9.20	$466,440

Alexander D. Henderson

Employment Agreements

On February 8, 2019, the start date of Alexander Henderson’s employment with us, we entered into an Executive Agreement with Mr. Henderson (the “Original Agreement”), setting out his monthly base salary of $10,000 per month, plus the issuance of options to purchase up to 6,000 shares of our Common Stock, on a cashless basis, at an exercise price of $2.00 per share. One-third of shares of our Common Stock underlying the options vested every thirty days, and all of the options were set to expire on the second anniversary of the date of the Original Agreement. The initial term of the Original Agreement was three months.

Compensation

During the fiscal year ended July 31, 2021, we paid a base salary of $180,000 to Alexander D. Henderson, our Chief Financial Officer, Secretary, Treasurer, and a Director. During the fiscal year ended July 31, 2020, we paid a base salary of $180,000 to Alexander D. Henderson. Mr. Henderson’s employment commenced in February 2019.

During the year ended July 31, 2020, we granted Mr. Henderson options to purchase up to 6,792 shares of our Common Stock at an exercise price of $0.20 per share. The options were issued quarterly and were subject to a vesting schedule of one-third of the options vesting every 30 days. The value of the options was $88,059 based on the Black-Scholes-Merton model.

During the year ended July 31, 2021, we granted Mr. Henderson options to purchase up to 29,509 shares of our Common Stock at an exercise price of $2.00 per share. The value of the options was $180,000 based on the Black-Scholes-Merton model.

On March 25, 2020, we redeemed stock options to purchase up to 18,792 shares of our Common Stock from Mr. Henderson (representing a portion of the stock options previously granted to Mr. Henderson in the years ending July 31, 2019, and 2020), for an aggregate purchase price of $156,537. After this redemption, and during the year ended July 31, 2020, we granted Mr. Henderson options to purchase up to 12,461 shares of our Common Stock at an exercise price of $0.20 per share. The aggregate value of the options was $134,855 based on the Black-Scholes-Merton model.

After these redemptions, and during the year ended July 31, 2021, we granted Mr. Henderson options to purchase up to 29,509 shares of our Common Stock at an exercise price of $2.00 per share. The aggregate value of the options was$180,000 based on the Black-Scholes-Merton model.

Edward Ng Boon Chee

During the fiscal year ended July 31, 2021, through or wholly own subsidiary POGL Technologies, we paid a base salary of approximately $55,586 and a cash bonus of approximately $5,000 to Edward Ng Boon Chee, the Chief Operating Officer of TOGL Technology. During the fiscal year ended July 31, 2020, we paid a base salary of approximately $102,370 and a cash bonus of approximately $4,705 to Mr. Ng.

On November 7, 2019, we issued an aggregate of 39,994 shares of our Common Stock as stock-based compensation to Mr. Ng. valued at $535,920, based on $13.40 per share as reported by the OTCM on the grant date. On February 22, 2019, we issued 56,552 shares of our Common Stock as stock-based compensation valued at $508,968, based on $9.00 as reported by the OTCM on the grant date. On May 28, 2019, we issued 38,588 shares of our Common Stock as stock-based compensation valued at $355,010, based on $9.20 as reported by the OTCM on the grant date.

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Outstanding Equity Awards at Fiscal Year-End

Except as disclosed below, there were no outstanding option awards or stock awards granted to any named executive officer as of July 31, 2021.

	Option Awards
(a) Name	(b) Number of Securities Underlying Unexercised Options (#) Exercisable	(c) Number of Securities Underlying Unexercised Options (#) Unexercisable	(e) Option Exercise Price ($)	Vesting Schedule	(f) Option Expiration Date
Alexander Henderson	29,509	0	2.00	1/3 every 30 days	August 1, 2023

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Director Summary Compensation Table

The table below summarizes the compensation paid to our non-employee directors for the fiscal year ended July 31, 2021:

Name	Salary ($) (1)	Bonus ($)	Stock awards ($) (2)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($) (3)	Total ($)
Shemori BoShae Guinn	18,000	-	6,017	-	-	-	15,000	39,017
Iain Bratt	22,000	-	6,017	-	-	-	-	28,017
Jim Lupkin	18,000	-	6,017	-	-	-	-	24,017

______________

(1)

For valuation purposes, the dollar amount shown is calculated based on the grant date fair value computed in accordance with FASB ASC Topic 718. The number of shares granted, the grant date, and the market price of such shares are set forth below.

(2)	The disclosed amount for stock option awards reflects the fair value of the stock option awards that were earned during fiscal 2021 and 2020 in accordance with FASB ASC Topic 718.

(3)	Our Independent Directors, Ms. Guinn Messrs. Bratt and Lupkin became members of our Board on July 18, 2019.

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Messrs. Michael Toh Koh Soon and Alexander Henderson are current directors. Messrs. Toh and Henderson are also named executive officers for the year ended July 31, 2021. Accordingly, all of the compensation paid by us to each [non-employee] named executive officer is reflected in the Summary Compensation Table above.

Narrative Discussion on Director Compensation

During the year ended July 31, 2021, the Company paid director fees of $58,000 to directors of the Company.

During the year ended July 31, 2021, the Company issued 447 shares of common stock valued at $4,501 to directors of the Company.

During the year ended July 31, 2021, the Company paid consulting fees of $15,000 to a director of the Company. The consulting fee was paid for marketing research services during October, November, and December 2020.

Iain Bratt; Jim Lupkin; Shemori BoShae Guinn

Before Iain Bratt, Jim Lupkin, and Shemori BoShae Guinn, the independent members of our Board, officially became members of our Board, we paid each an introductory cash appearance fee of $4,000 on June 21, 2019. On August 1, 2019, we agreed to provide to each independent director: (a) cash compensation in the amount of $3,000 per fiscal quarter, with anyone serving as chairperson of any of the Board Committees receiving an additional $1,000 per quarter; and (b) at the end of each fiscal quarter, such number of shares of our Common Stock that have a market value of $1,500 determined by using the average closing bid price of our Common Stock during each trading day of the last thirty (30) trading day period immediately preceding the end of the applicable fiscal quarter.

Pursuant to our agreements with the independent directors, we issued to each of them:

•	105 shares of our Common Stock for the quarter ended October 31, 2019 (at $14.28 per share);

•	113 shares of our Common Stock for the quarter ended January 31, 2020 (at $13.35 per share);

•	280 shares of our Common Stock for the quarter ended April 30, 2020 (at $5.35 per share); and

•	127 shares of our Common Stock for the quarter ended July 31, 2020 (at $11.81 per share).

•	149 shares of our Common Stock for the quarter ended October 31, 2020 (at $10.07 per share).

We also paid consulting fees of $15,000 to Ms. Guinn for marketing research services during October, November, and December 2019.

We paid fees of approximately $24,000 to SPV for advertising, promotion and referral services to SPV. Since August 2019, Mr. Bratt served as Co-Founder and Chief Operating Officer of SPV, and Mr. Lupkin served as Chief Executive Officer of SPV.

On January 1, 2020, we entered into a Service Agreement (the “SNA Service Agreement”) with Social Networking Association (“SNA”), whereby SNA agreed to present ten-minute multi-media presentations about us to 1,000 individuals over a period of 90 days. We agreed to pay SNA an aggregate of $30,000 in three installments of $10,000 payable on January 1, February 1, and March 1, 2020. SNA is directed by Jim Lupkin, a member of our Board. Mr. Lupkin oversaw performing services on behalf of SNA under the SNA Service Agreement. Beginning in June 2020, Mr. Bratt, another member of our Board, was appointed the Executive Vice President and Chief Operating Officer of SNA.

Beginning in fiscal year 2021, we increased the cash compensation for the Independent Directors to $6,000 on a quarterly basis (the quarterly stock compensation will remain the same).

Beginning in fiscal year 2022, we will increase the cash compensation for the Independent Directors to $7,000 on a quarterly basis (the quarterly stock compensation will remain the same).

Risk Assessment in Compensation Programs

During fiscal 2021, we paid compensation to our employees, including executive and non-executive officers. Due to the size and scope of our business, and the amount of compensation, we did not have an employee compensation policy or program to assess for associated risks that are reasonably likely to have a material adverse effect on us.

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CORPORATE GOVERNANCE

Meetings of the Board and its Committees

Prior to June 2020, although we had an Audit Committee, we did not have a Compensation Committee or a Nominating and Corporate Governance Committee. In June 2020 we adopted a code of ethics and a complete set of corporate governance charters and formalized our committees. The following discussions are based on the Board membership and committee composition as of the end of fiscal year 2021.

Code of Ethics

On June 10, 2020, our Board approved and adopted a Code of Ethics and Business Conduct for Directors, Senior Officers, and Employees (our “Code of Ethics”) that applies to all of our directors, officers and employees, as well as a Code of Ethics for Financial Officers, which supplements the Code of Ethics as it relates to the activities of our Chief Executive Officer, President, Chief Financial Officer, Treasurer, and Corporate Controller (our “Senior Financial Officer Code”). Our Code of Ethics and Senior Financial Officer Code address such individuals’ conduct with respect to, among other things, conflicts of interests; compliance with applicable laws, rules, and regulations; full, fair, accurate, timely, and understandable disclosure by us; competition and fair dealing; corporate opportunities; confidentiality; protection and proper use of our assets; and reporting of suspected illegal or unethical behavior. Our Code of Ethics and Senior Financial Officer Code are available on our website at https://togalimited.com/corporate-governance/.

The entire Board met nine times, including telephonic meetings, during fiscal 2021. Mr. Toh attended 66% of the Board meetings. Mr. Bratt, Ms. Guinn, Mr. Henderson, and Mr. Lupkin attended 100% of the Board meetings and Mr. Toh attended 89% of the Board meetings. Mr. Bratt, Ms. Guinn and Mr. Lupkin attended 100% of the meetings held by committees of the Board on which they served.

It is our policy that all our directors are required to make a concerted and conscientious effort to attend our annual stockholders’ meeting in each year during which that director serves as a member of the Board.

Audit Committee and Audit Committee Financial Expert. On June 10, 2020, our Board amended and restated the charter (the “Audit Committee Charter”) to govern the audit committee (our “Audit Committee”). Currently, Mr. Bratt (Chair), Ms. Guinn and Mr. Lupkin serve as members of our Audit Committee, and our Board has determined that each meets the independence requirements of The New York Stock Exchange (“NYSE”) and the SEC. Our Board has also determined that Mr. Bratt qualifies as an “audit committee financial expert.” The Audit Committee’s responsibilities include, among others, engaging and terminating our independent registered public accounting firm, oversight of the independent registered public accounting firm, and determining the compensation for their engagement(s). Our Audit Committee met twice, including telephonic meetings, during fiscal year 2020. All three members attended 100% of the Audit Committee meetings following their respective appointments. The independent directors joined the Company in July 2019. The Audit Committee was established shortly thereafter and reviewed the Company’s 2019 Current Report on Form10-K and Audit prior to its annual filing. The Audit Committee Charter can be found online at https://togalimited.com/corporate-governance/.

Compensation Committee. On June 10, 2020, our Board formally established the compensation committee (our “Compensation Committee”) and approved and adopted a charter (the “Compensation Committee Charter”) to govern our Compensation Committee. Currently, Mr. Lupkin (Chair), Ms. Guinn, and Mr. Bratt serve as members of our Compensation Committee and our Board has determined that each meets the independence requirements of the NYSE and the SEC, qualifies as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and qualifies as an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Compensation Committee’s responsibilities include overseeing the compensation of our executives, producing an annual report on executive compensation for inclusion in our proxy statement, if and when required by applicable laws or regulations, and advising our Board on the adoption of policies that govern our compensation programs. Our Compensation Committee did meet twice during fiscal year 2021. The Compensation Committee Charter may be found online at https://togalimited.com/corporate-governance/.

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Nominating and Corporate Governance Committee.

On June 10, 2020, our Board formally established the nominating and corporate governance committee (the “

Nominating Committee”) and approved and adopted a charter (the “Nominating Committee Charter”) to govern our Nominating Committee. Currently, Ms. Guinn (Chair), Mr. Lupkin, and Mr. Bratt serve as members of our Nominating Committee and our Board has determined that each meets the independence requirements of the NYSE and the SEC. The Nominating Committee carries out the responsibilities delegated by our Board relating to our director nominations process and procedures, and developing, maintaining, and monitoring compliance with our corporate governance policies, guidelines, and activities. Our Nominating Committee met twice during fiscal year 2021. The Nominating Committee Charter may be found online https://togalimited.com/corporate-governance/.

Nomination of Directors. Effective July 14, 2020, we adopted the Amended and Restated Bylaws (our “Bylaws”), which provide, among other things, an advance notice requirement for director nominations by stockholders. In accordance with our Bylaws, a stockholder may nominate a director is as follows: (i) in the case of the nomination of a director for election at a stockholder meeting, by delivery of a notice to our Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s stockholder meeting (provided, however, that if the stockholder meeting date is more than 30 days before or more than 70 days after anniversary date of the prior year’s stockholder meeting or the 10th day following the day on which the public announcement of the meeting date is first made by us); or (ii) in the case of the nomination of a director for election at a special meeting, by delivery of a notice to our Secretary not earlier than 120 days prior to such special meeting and not later than 90 days prior to such special meeting, or the 10th day following the day on which a public announcement is first made of the date of the special meeting and of the nominees proposed by our Board to be elected at such meeting.

If a stockholder wishes to nominate a director for election at the 2022 annual stockholders’ meeting the stockholder must give advance notice to us prior to the deadline for such meeting determined in accordance with our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of his, her, or its intent to present such nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s stockholder meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us, which we consider a reasonable time for such submission before we begin printing and delivering our proxy materials for the next stockholder meeting. We did not hold an annual stockholders’ meeting in fiscal years 2020, or 2021 and have not yet set a date for our 2022 stockholders’ meeting. When we set this meeting date, we intend to publicly announce the meeting date and the corresponding deadline. All director nominations by shareholders must comply with our Bylaws.

We may request from the recommending stockholder or recommending stockholder group such other information as may reasonably be required to determine whether each person recommended by a stockholder or stockholder group as a nominee meets the minimum director qualifications established by our Board and is independent based on applicable laws and regulations. The Nominating Committee may also establish procedures, from time to time, regarding submission of candidates by stockholders and others.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Director Independence. Our Board is currently composed of five members. Currently, Ms. Guinn, Mr. Bratt, and Mr. Lupkin are considered “independent directors” as such term is defined by the rules of the New York Stock Exchange. We determined that Mr. Toh, our former Chairman of the Board, Chief Executive Officer, and President, and Mr. Henderson, our former Chief Financial Officer, Treasurer, and Secretary, are not independent. We evaluated independence in accordance with the rules of New York Stock Exchange and the SEC. Ms. Guinn, Mr. Bratt and Mr. Lupkin also serve on our Audit, Compensation, and Nominating Committees. Accordingly, all the members of the Audit, Compensation, and Nominating Committees are independent.

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Related Party Transactions

We follow Item 404 of Regulation S-K and ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions. When and if we contemplate entering into a transaction in which any executive officer, director, nominee, or any family member of the foregoing would have a direct or indirect interest, regardless of the amount involved, the terms of such transaction are to be presented to our full Board (other than any interested director) for approval, and documented in the Board minutes.

Other than as disclosed below, we have had no related party transactions since the beginning of August 1, 2020. For the sake of clarity, we may also include certain related party transactions prior to that date.

Amounts Due to Related Parties

During the years ended July 31, 2021, and 2020, we borrowed from Toga Capital a total amount of $21,845, and $0 respectively, and repaid to Toga Capital a total amount of $1,493.

During the years ended July 31, 2021, and 20120, we repaid $23,300, and $0, respectively, to Mr. Toh on amounts previously borrowed.

Board of Directors Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Our Board is responsible for setting our strategic direction, as well as overseeing and advising our management. The Board believes that the current independent leadership of the Board enhances the effectiveness of its oversight of management and provides a perspective that is separate and distinct from that of management.

Role of the Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control, and report such risks, to our Audit Committee. Such risks include those relating to execution of our growth strategy and general financial condition and outlook on our business and ability to expand, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, security of information systems and data, integration of new information systems, credit risk, product liability, and costs of reliance on external advisors. The Audit Committee then reports such risks as appropriate to the Board. The Board initiates discussions with appropriate members of our senior management if, after discussion of such risks, the Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures we face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

PROPOSAL 1 – ELECTION OF DIRECTORS

Stockholders are being asked to vote AGAINST the election of all Board of Directors nominees listed in this Proxy Statement. The term of such directors, were any such nominee elected to become a director, would be either until their successors have been duly elected and qualified or their earlier resignation or departure.

The five (5) nominees are listed below, each of whom the Board recommends voting AGAINST:

1.	Michael Toh Kok Soon
2.	Seow Wen “Stanley” Jun
3.	Chuah Ming Zhe
4.	Chong Sheng Quan
5.	Chung Meng Chow

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If any nominee becomes unable or unwilling to serve as a director before the Stockholder Meeting, an event which is not presently anticipated, the individual named as proxy on the proxy card may exercise discretionary authority to vote for substitute nominees proposed by the Board, or, if no substitute is selected by the Board prior to or at the Stockholder Meeting, for a motion to reduce the present membership of the Board to the number of nominees available.

Board and Committee Information

Information about our Board, Committees and corporate governance is incorporated herein by reference to the section below under the heading “CORPORATE GOVERNANCE.”

Voting Recommendation for Proposal 1

The Board does NOT recommend the election of any director nominee and recommends that you vote “AGAINST” each nominee.

Board and Committee Composition

Currently, our Board consists of five directors and three committees (audit, compensation and nominating & corporate governance) with each director serving until his or her successor is elected and qualified.

The table below lists each current director, each such director’s committee memberships, and the chairperson of each Board committee.

	Audit	Compensation	Nominating & Corporate Governance
Iain Bratt	☒	☒	☒
Alexander Henderson
Michael Toh
Shemori BoShae Guinn	☒	☒	☒
Jim Lupkin	☒	☒	☒
Committee Chairperson	Mr. Bratt	Mr. Lupkin	Ms. Guinn

Biographical and Related Information – Continuing Director and Director Nominees

The following is an overview of the biographical information for each of our director nominees and Mr. Toh as a continuing director, including their age, the year they became directors or officers, their principal occupations or employment for at least the past five years, and certain of their other directorships.

Continuing Director

Michael Toh Kok Soon, 35

Michael Toh Kok Soon is a current director who previously served as our Chief Executive Officer (“CEO”), President and Chairman of our Board of Directors from 2016 until September 2021. The Board removed Mr. Toh from his positions as CEO, President and Chairman of the Board of Directors in September 2021 in response to, among other things, Mr. Toh declining to participate in Board meetings and attempting to postpone the Company’s governance matters until a new Board is installed, in addition to the matters discussed above under the heading “What is the basis for the Board’s voting recommendation.” The Board also appointed a Special Committee of the Board, consisting of the independent directors and Mr. Henderson, to handle day-to-day operations in light of the litigation pending against the Company brought by Mr. Toh. Since January 2018, Mr. Toh has also served as the Chief Executive Officer of our wholly owned subsidiary, TOGL Technology. From February 2015 until February 2018, Mr. Toh served as the Chief Executive Officer and a director of Toga Capital; Mr. Toh ceased being affiliated with Toga Capital when he resigned his positions and sold all of his ownership in the Toga Capital in February 2018 (effective September 18, 2018). Mr. Toh obtained a Bachelor of Engineering Electronics degree in Telecommunications, with distinction, from the Multimedia University in Melaka, Malaysia in 2007. Mr. Toh also received his MBA from Melbourne University and Doctorate from London School of Economics in 2018.

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Director Nominees

Seow Wen “Stanley” Jun, 36

Seow Wen Jun is a nominee to serve as a Director of Toga Limited. Beginning in October 2021 through the present, Mr. Jun has served as the Head of Corporate Affairs for a Malaysian listed company in the construction business, Vertice Berhad. Concurrently, since October 2021, Mr. Jun was a partner in Primus Advisory Sdn Bhd., a corporate advisory firm that specialized in initial public offerings, reverse takeovers and mergers and acquisitions. In December 2020, Mr. Jun founded a blockchain services aggregator, ProjectOasis. Beginning in October 2020, Mr. Jun served as a director for a licensed cryptocurrency money broker, Bika International Exchange Limited. At the same time, Mr. Jun began serving as director of a technology startup focused on developing digital asset payment e-wallets, PRS Fintech Sdn Bhd. From 2015 to 2019, Mr. Jun worked in senior management for a licensed money broker, Starfish FX. Mr. Jun graduated from the University of Melbourne, Australia, with a bachelor’s degree in Commerce.

Chuah Ming Zhe, 31

Chuah Ming Zhe is a nominee to serve as a Director of Toga Limited. Beginning in 2018 through the present, Mr. Zhe served as Vice President of a Malaysian charity organization, the Qian Hai International Foundation. From 2018 to 2020, Mr. Zhe served as a marketing executive for a multi-level marketing company specializing in gel-based nutritional products, Agel Enterprises International Sdn. Bhd. Agel Enterprises was among Toga Limited’s largest customers as of April 2019 and has held Toga Limited stock since 2019. From 2014 to 2016, Mr. Zhe worked as an assistant manager of a Malaysian-based pub and restaurant operator, Soho Country House Sdn. Bhd. In 2014, Mr. Zhe earned his bachelor’s degree of sports science in sports management from Universiti Malaya in Malaysia.

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Chong Sheng Quan, 29

Mr. Chong is a nominee to serve a Director of Toga Limited. In 2021, Mr. Chong became managing director of Lumiere Entertainment Production. Mr. Chong also serves as the deputy secretary of a Malaysian charity organization, Qian Hai International Foundation, a position he assumed in 2018. In 2020, Mr. Chong began serving concurrently as managing director of both Hway Health Trading Sdn. Bhd., and KOL Entertainment Production. Mr. Chong remains the managing director of both. In 2010, Mr. Chong earned his Certificate of Education (SPM) from Sekolah Menengah Kebansaan Mutiara Rini. Mr. Chong’s professional experience positions him for service as a corporate Director.

Chung Meng Chow, 57

Mr. Chung is a nominee to serve as a Director of Toga Limited. Mr. Chung has earned his Certificate of Education (SRP). From 2015 through the present, Mr. Chung has worked for Chung Brother Construction. From 1988 to 2014, Mr. Chung worked for Chung Tiling Construction. In 2011, Mr. Chung [served as X] for the Federal of Returned Overseas of Shi Jia Zhuang. In 2011, Mr. Chung [served as X] for the Hong Kong International Chamber of Commerce Association. In 2008, Mr. Chung [did X] for the United World Chinese Association. From 1992 to 2014, Mr. Chung [served as X] for the Technology Park, Malaysia. From 1997 to 2002, Mr. Chung [served as X] for Yayasan Building Kampung Baru Kuala Lumpur. From 1998 to 2003, Mr. Chung [served as X] for RHB Bank Training Central Bangi Selangor. From 1994-1997, Mr. Chung [served as X] for the Tama Desa Theme Park. Mr. Chung’s professional experience positions him for service as a corporate Director.

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PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Stockholders are being asked to APPROVE the compensation of our named executive officers on a non-binding, advisory basis. As such, the Board asks you to approve the following resolution:

RESOLVED, that the Company’s stockholders approve the compensation of the Company’s named executive officers described in the Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Regulation S-K.

Executive Compensation Data

The information pertaining to the compensation paid to our named executive officers during the fiscal year ended July 31, 2021, is incorporated herein by reference to the section below under the heading “EXECUTIVE COMPENSATOIN.”

Voting Recommendation for Proposal 2

FOR the non-binding, advisory vote to approve the executive compensation of our named executive officers disclosed in this Proxy Statement under the section titled “executive compensation,” including the compensation tables and other narrative execution compensation disclosures therein, required by Item 402 of SEC Regulation S-K.

Summary

We believe executive compensation is an important matter for our stockholders. A fundamental principle of our executive compensation philosophy and practice continues to be to pay for performance. An executive officer’s compensation package is comprised of two components: (i) a base salary, which reflects individual performance and expertise and (ii) short-term and long-term incentive awards, tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time for us. We believe that this type of compensation program is consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We urge you to read this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal 2021 compensation of the named executive officers.

This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay philosophy, policies, and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation.

As an advisory vote, this proposal is non-binding on us. However, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Audit Committee Report

The Audit Committee is responsible for, among other things, reviewing and discussing the Company’s audited financial statements with management, discussing with our independent registered public accounting firm information relating to its judgments about the quality of our accounting principles, recommending to the Board that we include the audited financial statements in our Annual Report, and overseeing compliance with the SEC requirements for disclosure of auditors’ services and activities.

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Review of Audited Financial Statements

As discussed more fully above the Audit Committee has not been presented with completed financial statements to review for the fiscal years ended July 31, 2021, or 2020, by Marcum, our independent registered public accounting firm, and thus has not had an opportunity to discuss such financial statements with management. Marcum informed the Audit Committee on August 19, 2021, that Marcum is unable to provide an audit in accordance with rules of SEC and the Public Company Accounting Oversight Board because certain required information relating to known business activity of the Company had not been provided to Marcum despite repeated requests. The failure to provide such required information precluded filing of the Company’s 2020 and 2021 Annual Reports on Form 10-K, which has to date not been filed, and, in part, resulted in part in the resignation of the Company’s former Chief Financial Officer, Alexander D. Henderson. Mr. Henderson’s resignation was disclosed in a Current Report on Form 8-K filed with SEC on November 26, 2021.

Generally, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. However, the Board has determined that each member of the Audit Committee meets the independence criteria set forth in the applicable rules of the SEC, and that Iain Bratt qualifies as “audit committee financial experts” as defined by SEC rules. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee’s oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations and thus it can be assumed that the Company is incapable of maintaining procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Recommendation

Based upon the foregoing review and discussion, it was not possible for the Audit Committee to recommended to the Board that audited financial statements for the fiscal year ended July 31, 2021, or 2020 be included in our Annual Report for such fiscal years. Thus, no annual report is available for either fiscal year ending July 31, 2020, and 2021.

Audit Fees

The following table presents fees paid for professional audit services rendered by Marcum and Pinnacle for the audit of our annual financial statements during the years ended July 31, 2021, and 2020, review of financial statements included in our quarterly reports during the years ended July 31, 2021, and 2020, and fees billed for other services rendered:

	Fiscal 2021	Fiscal 2020
Audit Fees (1)	-	$317,500
Tax Fees (2)	22,500	22,500
All Other Fees (3)	-	5,500
Total All Fees (4)	$22,500	$345,500

(1)

Audit Fees consisted of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports and review of other documents filed with the SEC within those fiscal years.

(2)	Tax fees consisted of fees billed for professional services rendered for the preparation and filing of our annual tax returns.
(3)	All Other Fees consist of fees billed for professional services rendered for tax-related research.
(4)	There were no audit-related fees during fiscal 2021 or fiscal 2020.

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The Audit Committee has adopted policies and procedures to oversee the external audit process including engagement letters, estimated fees and solely pre-approving all permitted audit and non-audit work performed by Marcum, as applicable. The Audit Committee has pre-approved all fees for audit, audit-related and non-audit work performed.

When are stockholder proposals for the Fiscal 2022 Stockholder meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act, and our Bylaws. To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary, Toga Ltd., 515 S. Flower Street, 18th floor, Los Angeles, California 90071 by [____________, 2022], which a reasonable time before we begin to print and send proxy materials and must be in compliance with all applicable laws and regulations.

If a stockholder wishes to present a proposal at the fiscal 2022 stockholder meeting, but the proposal is not intended to be included in the Company’s proxy statement relating to the meeting or nominate a director for election at the fiscal 2022 stockholder meeting, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with our Bylaws (the “Bylaw Deadline”). Under our Bylaws and SEC Rule 14a-8, for a proposal to be timely, it must be received by us within a reasonable time before we begin to print and send proxy materials. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting or nominate a director for election at the meeting.

If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate when the matter is raised at the fiscal 2022 stockholder meeting.

OTHER BUSINESS

Our Board is not aware of any other business to be considered or acted upon at the Stockholder Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Stockholder Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Copies of our prior submissions as filed with the SEC (without exhibits), may be obtained without charge to stockholders upon written request to Investor Relations at 515 S. Flower Street 18th floor, Los Angeles, California 90071. In addition, copies of this document, the Company’s annual and quarterly reports, and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors, 515 S. Flower Street 18th Floor Los Angeles, California 90071 ______________ [__], 2022

The following documents are appended to this Proxy Statement:

Appendix A                        Mr. Toh’s Response

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Appendix A

From:	Toh Kok Soon (Michael)
Sent:	Monday, February 28, 2022 5:52 AM
To:	Berg, Jeffrey; Alexander D. Henderson; Iain Bratt; Jim Lupkin; Shemori BoShae
Cc:
Subject:	RE: Toga Limited - (DRAFT PROXY 01.31.22) (007).docx

[External Email: Use caution when clicking on links or opening attachments.]

Board Members:

I have reviewed the draft Proxy Statement and have provided below some General Comments and Responses.

Further below I have provided some specific revisions, which are entirely related to the confusion regarding the number of nominees. It was my intent, originally, to present the names of eight (8) nominees (not counting myself) for the Board’s consideration. I am however nominating just four (4) individuals and myself. The revisions below point out the places where these changes should be made for the convenience of Mr. Berg’s associates.

General Comments/Responses to the Board

Page 6 ‐

1.

I never stated nor had any intent to move all of Toga’s assets and the shares of Toga’s subsidiaries to a Malaysian entity. At the time that it became that Marcum would not issue its audit report, I asked Mr. Henderson what do we do next. I had discussions with him to determine what options would be available, such as a takeover of certain assets, looking for a takeover by a U.S. listed company, etc. It was very clear to me that any transaction would require that we seek and obtain shareholder approval. I also asked Mr. Henderson not to resign as we will have the shareholders decide which course to take. I, therefore, request that the statement about my intent to move the assets as described in the draft Proxy Statement be removed

2.

With regards to the audit and Marcum, as you know, I arranged for the Audit Committee to have interviews with both TAAD and JNS. The Audit Committee wanted to make sure that both audit firms were fully aware of the issues that Marcum has with the audit. We reached out to Marcum on multiple occasions to schedule times for them to talk to both firms; Marcum never responded. Moreover, the Audit Committee doesn’t seem to really care about trying to find a way to complete the audit because they never assisted in getting Marcum to interact with the potential firms.

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Furthermore, the documentation that Marcum is requesting consists of bank records that are not in my control; they are in the control of an independent third party. Therefore, the statement in the Proxy Statement that I breached my fiduciary duty and violated principles of internal controls is false.

I, therefore, request that you remove the statements about the potential replacement of Marcum as it inaccurately states my intention. I support engaging a PCAOB registered accounting firm that can provide proper assurances, after receiving a thorough understanding of the circumstances, that the audit of Toga’s f/s can be completed and how it will do so.

3.

The statement that I continue to represent that I am the Chairman of the Board and CEO is untrue. Although I don’t agree that the actions of the Board were proper, after the Board ratified its actions at prior meetings, I no longer referred to myself as the Chairman and CEO.

4.

I believe that the statement that Toga has not yet acquired the remaining 35% of the issued and outstanding shares of Eostre Bhd. in “Phase 2” is inaccurate. My office is confirming understanding and if I am correct, we will provide a copy of the documentation to the Board and Mr. Berg. d?

5.	When do you (the Board) expect to set the Record Date? What will determine when you will set the Record Date?

Specific Revisions

Page 3, paragraph numbered 1 ‐ delete “[eight??]” entirely and put in “five (5)” with no brackets, bolding or question marks.

Page 5, under the heading, “Why am I receiving these materials?”, 2nd paragraph ‐ delete “[eight] prospective directors” and insert “five (5) prospective directors” with no brackets.

Page 6, under the heading, “What am I voting on?”, delete “[eight??]” entirely and put in “five (5)” with no brackets, bolding or question marks.

Page 6, under the heading “What is the basis for the Board’s voting recommendations?” ‐ delete “[eight] prospective directors” and insert “five (5) prospective directors” with no brackets.

Page 8, 2nd paragraph ‐ I explicitly reject the statement that I “will either complete the transfer of the Company’s assets to a foreign entity for inadequate consideration or attempt to retain a new audit firm without assurance that audits can in fact be produced.” It is my intention to find a PCAOB registered independent accounting firm that can in fact complete audit. I believe that the two (2) audit firms that I have introduced to the Board believe that they each can complete the audit of the Company’s f/s and I support further discussions with such firms to determine their intent and plan regarding this objective. While the other members of the Board may believe that such audit cannot be completed, the statements regarding my objective and intention as set forth in the Proxy Statement is inappropriate and inaccurate and should be removed.

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Page 15, 4th paragraph ‐ the sentence about me circulating the draft Notice is worded to imply that this was done as a result of Mr. Henderson’s refusal to return the $445k payment; this is inaccurate. Mr. Henderson’s failure to refund the unjustified payment is completely separate from my decision to call for a shareholders meeting. Please remove the inference.

Page 16, 1st pararaph ‐ at the end of this paragraph, after the words “, including Mr. Toh” please add “and Mr. Henderson”.

Pages 16 ‐17 ‐ please delete the following names from the list of Beneficial Owners as they are not nominees:

Wong Chai Eong

Edward Ng Boon Chee

Tay "Maggie" Bee Khee

Pavitra a/p Rajo

Page 25, under Proposal 1 ‐ chage the sentence that says “The eight (8/9) nominees” to “The five (5)”. In the list below remove the following names:

Wong Chai Eong

Edward Ng Boon Chee

Tay "Maggie" Bee Khee

Pavitra a/p Rajo

Pages 27‐28 ‐ remove the following names and their bios:

Wong Chai Eong

Edward Ng Boon Chee

Tay "Maggie" Bee Khee

Pavitra a/p Rajo

Regards,

MICHAEL TOH KOK SOON

CEO, President, Chairman and Director of TOGA LIMITED

From: Berg, Jeffrey

Sent: Wednesday, 23 February, 2022 7:17 AM

To: Toh Kok Soon (Michael); Alexander D. Henderson; Iain Bratt; Jim Lupkin; Shemori BoShae

Cc:

Subject: Toga Limited ‐ (DRAFT PROXY 01.31.22) (007).docx

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Board Members:

Attached is a form of preliminary proxy statement for a proposed meeting to elect board members. There are a number of blanks in the document. Most of them relate to dates and times of a future shareholders meeting, that cannot be filled in until such time as the SEC has had its opportunity to review and comment on the preliminary proxy. Other blanks relate to information that we need your assistance in getting. They are highlighted in yellow. To expedite the filing please provide that information so that you may approve the attached document for filing. Further, our records do not clarify which nominees are actually being put up for election. Since Michael is the source of list, Michael please advise who are your final list of nominees. The information we have has been inconsistent.

Please read the attached carefully. There will be a board meeting scheduled to formally approve for filing.

Regards,

Jeff

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